Highland Income Fund
Item G.1.a.i. - Legal Proceedings

Two affiliated funds, including the Highland Income
Fund (f/k/a Highland Floating Rate Opportunities
Fund), are the beneficiaries of an approximately
$122 million judgment against Credit Suisse related to a syndicated real estate transaction fraudulently underwritten by the Swiss bank. The judgment was appealed up to the Dallas Court of Appeals, then the Texas Supreme Court, remanded to the trial court, and is back to the Dallas Court of Appeals. The two funds also are participants in a similar action against Credit Suisse related to five additional real estate deals in which the funds allege Credit
Suisse committed fraud in relation to the underwriting.